UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 12, 2019

TX HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-32335	58-2558702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12080 Virginia Blvd., Ashland, Kentucky 41102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (606) 928-1131

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01 – Other Events

On December 11, 2019, TX Holdings, Inc., a Georgia corporation (the “Company”), filed a Form 15 with the Securities and Exchange Commission (“SEC”) to voluntarily terminate the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”). The Company may terminate the registration of its common stock by filing a Form 15 under Section 12(g) of the Securities Exchange Act because the Company has fewer than 500 holders of record of its securities and the total assets of the Company have not exceeded $10 million on the last day of each of the Company’s three most recent fiscal years. The Company’s obligations to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, under Section 13(a) of the Securities Exchange Act were suspended upon filing the Form 15. The termination of registration under Section 12(g) of the Securities Exchange Act is expected to be effective 90 days after filing of the Form 15 at which time the Company’s other filing requirements under Section 13(a) of the Exchange Act will terminate.

The Company’s common stock is quoted on the OTC Markets Group, LLC’s OTC Pink Market, a centralized electronic quotation service for over-the-counter securities. For more information about the OTC Pink Market, please see www.otcmarkets.com. The Company expects that its common stock will continue to be traded on the OTC Pink Market as long as market makers demonstrate an interest in trading in the Company’s common stock. However, there is no assurance trading in the Company’s common stock will continue on the OTC Pink Market or on any other securities exchange or quotation medium.

The decision of the Company’s Board of Directors to terminate the registration of the Company’s common stock was based on the consideration of numerous factors, including the costs of preparing and filing periodic reports with the SEC, the outside accounting, audit, legal and other costs and expenses associated with being a public company, the burdens placed on Company management to comply with reporting requirements, and the low trading volume in the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TX HOLDINGS, INC.

Date: December12, 2019	By: /s/ William L. Shrewsbury Chief Executive Officer and Chairman